UNITED STATES
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                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
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                               LUCENT TECHNOLOGIES INC.

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On Thursday, May 18, 2006 Lucent Technologies Inc. included the following information in LT Today, an internal electronic publication for employees:

Top Tech Players on Evolving Industry -- The communications industry is getting flipped on its head and turned inside out. Instant messagers are turning into phones. Cell phones are turning into TVs. And that's only the beginning. To talk about these changes, USA TODAY, in conjunction with Silicon Valley's Churchill Club, assembled five top players from the communications industry for a discussion in front of an audience in San Francisco last week: Patricia Russo, CEO of Lucent; Avram Miller, CEO of The Avram Miller Co.; Tim Donahue, executive chairman of Sprint Nextel; Jonathan Miller, CEO of AOL; and Sky Dayton, CEO of Helio. The hour-long panel discussion was moderated by USA TODAY technology columnist Kevin Maney.

Q. Let's talk about how things might change for users. What about presence -- this idea that, like with IMS, you can see who's available or where they are?

Russo: As these networks get more intelligent and track what you typically do and what your patterns are, they can layer on capabilities and services that know not only where I am but that I like this kind of restaurant, and it can ask if I want a reservation -- and tell if anybody I know is there.

Q: In this new era, are the traditional phone companies -- or other incumbents -- going to get their lunch eaten?

Russo: These large traditional companies have a tremendous set of assets when you look at wireless and wireline assets, and they're making significant investments in transforming their networks to all-IP (Internet protocol). The truth will be told as these next-generation converged services get developed. The large operators have as good a chance as any, but no question, competition is increasing, and there are lots of options for consumers. So speed's important.

Q: If you're CEO of an incumbent company, how do you manage that?

Russo: It's really a portfolio management job in some respects. At any point, you're going be extracting value from a legacy business. The trick is timing. We all have legacy businesses, and then there's this incredible investment we have to make in a fundamentally different set of technologies and business propositions. It's a challenge.

Q: What other thoughts do you have about where things are going?

Russo: If you think what is driving demand -- we think of it as four C's. It's collaboration. It's content -- I don't even think we've begun to see the impact of video on these networks. It's converged services -- doing multiple things. And it's community. The opportunity for those who get ahead and develop a set of services that are more personalized, customized, location-based and presence-based in this next generation is going to help define who can win.

Q: What keeps you up at night?

Russo: It's where you place your bet. In our industry, you can't place a bet for a month and change your mind. The development cycles are too long. From an industry standpoint ... we need to find a way to grow the revenue by extracting value from other industries. So I spend time trying to figure out how to move money from the health care industry or entertainment industry into the communications industry.

Q: Pat, you're in the middle of a big merger with Alcatel. What's the rationale?

Russo: Scale matters to those of us absorbing the R&D intensity needed to enable these technologies. The industry we're in is truly global. Size and scale do matter -- there's a lot of R&D going into the next-generation networks. And the strategic combination (with Alcatel) is compelling. We'll have the largest R&D investment in the world. We said we'll generate about $1.7 billion in synergies (i.e., cost savings). Our customers want large-scale players. The combination does that. [USA Today, 5/18]

[Editor's Note: To read more, including other panelists' comments, go to http://www.usatoday.com/tech/news/2006-05-17-tech-ceo-roundtable_x.htm.]
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SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This document contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's annual report on Form 10-K for the year ended September 30, 2005 and quarterly reports on Form 10-Q for the periods ended December 31, 2005 and March 31, 2006 and Alcatel's annual report on Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the U.S. Securities and Exchange Commission (the "SEC"). Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transaction between Lucent and Alcatel, Alcatel has filed a registration statement on Form F-4 (File no. 33-133919) (the "Form F-4") to register the Alcatel ordinary shares underlying the Alcatel American Depositary Shares ("ADS") to be issued in the proposed transaction. Alcatel and Lucent have also filed, and intend to continue to file, additional relevant materials with the SEC, including a registration statement on Form F-6 (the "Form F-6" and together with the Form F-4, the "Registration Statements") to register the Alcatel ADSs to be issued in the proposed transaction. The Registration Statements and the related proxy statement/prospectus contain and will contain important information about Lucent, Alcatel, the proposed transaction and related matters. Investors and security holders are urged to read the Registration Statements and the related proxy statement/prospectus carefully, and any other relevant documents filed with the SEC, including all amendments, because they contain important information. Investors and security holders may obtain free copies of the documents filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of materials filed with the SEC by Lucent and Alcatel (including the Form F-4 and, when filed, the Form F-6) by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

         Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

         Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Form F-4 (and will be included in the definitive proxy statement/prospectus for the proposed transaction). Additional information regarding these directors and executive officers is also included in Alcatel's annual report on Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.